DISTRIBUTION AND MARKETING AGREEMENT
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         THIS DISTRIBUTION AND MARKETING AGREEMENT (the "Agreement") is entered into as of June ___, 2000 (the "Effective Date"), between INTERNET PICTURES CORPORATION, a Delaware corporation with an office located at 124 University Avenue, #201, Palo Alto, CA 94301 ("IPIX") and ISUCCEED.COM, a division of ENTREPORT CORPORATION, a Florida corporation located 2790 Business Park Drive, Suite B, Vista, CA 92083 ("Company").


IPIX uses the IPIX Technology and provides the Production Services. Company operates the Company Web site. IPIX desires to be a full-service provider of virtual tour technology and Production Services for the Company Web site. In consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.       DEFINITIONS

         1.1 "COMPANY MEMBERSHIPS" means the memberships to Company Site offered by Company to members of the real estate industry, including but not limited to realtors, real estate agents, property managers, rental agents and lessors.

         1.2 "COMPANY SITE" means the collection of HTML or other Internet documents residing on servers operated by or for Company and accessible on or after the Effective Date by Customers or the public, including without limitation Company's Internet Web site located at www.isucceed.com.

         1.3 "CONFIDENTIAL INFORMATION" means any trade secrets, confidential data or other confidential information relating to or used in the business of the other party (the "Disclosing Party"), that a party (the "Receiving Party") may obtain from the Disclosing Party during the Term (the "Confidential Information"). The terms of this Agreement will constitute Confidential Information, except to the extent that the parties disclose such information in good faith to a legitimate potential, or actual, strategic investor, investment banker, venture capital firm or consultant, or as necessary pursuant to statute, regulation or other law.

         1.4 "IPIX IMAGE" means an electronic image of a property produced by or on behalf of IPIX.

         1.5 "IPIX SITE" means the collection of HTML or other Internet documents residing on servers operated by or for IPIX and accessible on or after the Effective Date by or for the public, including without limitation IPIX's Internet Web site located at www.ipix.com.

         1.6 "IPIX TECHNOLOGY" means software and hardware used to capture, process and view IPIX Images.

         1.7 "Online Continuing Education" means those educational activities and courses approved for distance learning over the internet by a state's regulatory or licensing body in connection with the implementation of a program establishing the mandatory requirements for education of real estate agents and brokers in each such state, typically through the award of credits based upon hours of participation in the education activity or course.

         1.8 "PRODUCTION SERVICES" means the services provided by or on behalf of IPIX in producing IPIX Images.

         1.9 "SERVICE PROVIDER NETWORK" means the network of individuals with whom IPIX has entered into agreements to capture images at designated properties on IPIX's behalf.

         1.10 "TERM" means the Initial Term of this Agreement and the Renewal Terms, if any, as set forth in Section 6.

         1.11 "VIRTUAL TOUR IMAGES" means 360(degree), three-dimensional, video, virtual reality, virtual tour, virtual walkthrough, streaming video tours or other similar images, or production services for such images.

2.       PROMOTION OF SERVICES.

         2.1 PROMOTION BY COMPANY. During the Term, Company will promote, endorse, and market IPIX as a provider of Virtual Tour Images.

         2.2 PROMOTION BY IPIX. During the Term, IPIX will promote, endorse, and market Company as a provider of online continuing education and online training for licensed real estate agents and brokers.

3.       MARKETING AND PROMOTION

         3.1 COMPANY OBLIGATIONS. Company agrees to market, promote and facilitate sales of the Production Services as follows:

                  (a) COMPANY SITE. During the term of this Agreement, Company agrees to market and promote the Production Services provided by IPIX on the Company Site, excluding any private-label sites. Company agrees to display an IPIX logo and/or link in the e-commerce section of the Company Site that, when clicked on, links to an informational "jump page", which in turn links directly to an HTML page located at a URL supplied by IPIX that will permit Customers to order Production Services.

                  (b) PRINT ADVERTISING. Company will include in print advertising promoting Company seminars an IPIX logo and a brief, suitable reference to the availability of the Production Services.

                  (c) SALES PRESENTATIONS. Company shall include an IPIX specific advertising page in Company presentation collateral distributed at all Company sales appointments and industry trade shows. Oral sales presentations given by Company sales personnel shall exclusively promote the Production Services.

                  (d) SEMINARS AND EVENTS. Company agrees to provide IPIX booth space at all Company-sponsored seminars and events to be staffed by a representative of IPIX. IPIX will be the exclusive provider of Virtual Tour Images at such Company-sponsored seminars and events.

         3.2 IPIX OBLIGATIONS. IPIX agrees to market, promote and facilitate sales of Company Memberships as follows:

                  (a) SALES PRESENTATIONS. IPIX agrees to promote Company Memberships to its clientele, including agents, brokers, MLSs, and national real estate companies during IPIX's sales presentations and marketing workshops. To the extent that IPIX creates print advertising or presentation materials in connection with such presentations and workshops, IPIX will include a Company specific advertising page in such IPIX printed materials. Oral sales presentations given by IPIX personnel shall promote the Company Site and Company Memberships.

                  (b) BROKER PARTNERSHIPS. IPIX agrees to promote Company Memberships to existing and prospective brokers partners that purchase and promote IPIX Virtual Tours to their sales agents. To the extent that IPIX creates print advertising or presentation materials in connection with such presentations and workshops, IPIX will include a Company specific advertising page in such IPIX printed materials. Oral sales presentations given by IPIX personnel shall promote the Company Site and Company Memberships.

                  (c) SALES REPRESENTATIVES. IPIX will provide a sales representative to staff the booth space and from that location, to discuss Internet marketing and the benefits of IPIX Virtual Tours at all Company-sponsored events and seminars of greater than 100 attendees.

                  (d) NATURE OF PROMOTION. All promotion of Company by IPIX will be done in a professional manner consistent with the Company guidelines provided to IPIX from time to time. Company will provide IPIX with information and materials to assist in the promotion of Company Memberships. In consideration of the value of IPIX's sales force and efforts under this Agreement (conservatively valued in excess of $500,000), all Company Memberships promoted by IPIX under this Agreement will include a free ninety (90) day trial membership (the "Trial Offer"). IPIX shall exclusively market and promote Company as a provider of Online Continuing Education for real estate agents and brokers during the term of this Agreement.

         3.3 IPIX SITE. During the Term, IPIX agrees to include at least one (1) link to Company Site on the IPIX Site.

         3.4 ADDITIONAL OBLIGATIONS. IPIX and Company will, from time to time, use reasonable efforts to cooperate in joint marketing efforts for the Production Services and Company Memberships on such terms and conditions as are mutually agreed. Each party will assign a project manager to act as the primary liaison with respect to the relationship provided for hereunder, and all discussions between the parties with respect to the respective performance of obligations hereunder will be conducted by these project managers or their designees.

4.       PROPRIETARY RIGHTS

         4.1 IPIX TECHNOLOGY; IPIX IMAGES.

                  (a) All IPIX Technology and IPIX Images, whether or not produced for Company Customers and whether or not linked to the Company Site, are, and at all times will remain, the exclusive property of IPIX and its licensors, and no provision of this Agreement implies any transfer to Company of any ownership interest in any IPIX Technology or IPIX Images. Company will not reproduce, distribute, modify, edit, or prepare derivative works from the IPIX Technology or IPIX Images without the prior written permission of IPIX

                  (b) IPIX hereby grants to Company a nonexclusive, worldwide, royalty-free, nontransferable license to include on the Company Site links to the IPIX Images on IPIX's servers solely for the purposes contemplated in this Agreement. The foregoing license does not include any right to grant or authorize sublicenses.

         4.2 TRADEMARKS.

                  (a) IPIX MARKS.

                           (i) IPIX owns and at all times will continue to own
the trademarks, service marks, logos, trade dress and/or trade names INTERNET PICTURES, IPIX and the IPIX logo, as well as any name or mark IPIX may subsequently adopt as a trade name or to designate the Production Services (collectively, the "IPIX Marks"). Company will not take any actions inconsistent with IPIX's ownership rights.

                           (ii) Subject to the restrictions set forth herein,
IPIX hereby grants Company a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the IPIX Marks, during the Term, subject to the prior approval of IPIX, solely in connection with the promotion and marketing of the Production Services as provided in Section 3. Company's use of the IPIX Marks will not create in Company any right, title or interest therein or thereto. All use by Company of the IPIX Marks will inure to the exclusive benefit of IPIX. At IPIX's reasonable request, Company will assist IPIX with the protection and maintenance of the IPIX Marks. Company may only use the IPIX Marks as expressly permitted herein. Company agrees to use the IPIX Marks in a manner commensurate with the style, appearance and quality of IPIX's services and/or products bearing such marks.

                  (b) COMPANY MARKS.

                           (i) Company owns and at all times will continue to
own the trademarks, service marks, logos, trade dress and/or trade names customarily used by Company during the Term (the "Company Marks"). IPIX will not take any actions inconsistent with Company's ownership rights.

                           (ii) Subject to the restrictions set forth herein,
Company hereby grants IPIX a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the Company Marks, during the Term, solely in connection with IPIX's promotion and marketing of the Company Memberships and Production Services and IPIX's financing activities. IPIX's use of the Company Marks will not create in IPIX any right, title or interest therein or thereto. All use by IPIX of the Company Marks will inure to the exclusive benefit of Company. At Company's reasonable request, IPIX will assist Company with the protection and maintenance of the Company Marks. IPIX may only use the Company Marks as expressly permitted herein. IPIX agrees to use the Company Marks in a manner commensurate with the style, appearance and quality of Company's services and/or products bearing such marks.

         4.3 LIMITATION ON GRANT OF RIGHTS. Except as expressly provided herein, neither party receives any other right or license to the technology or intellectual property of the other party.

5.       TERM AND TERMINATION

         5.1 TERM. Unless earlier terminated as set forth below, this Agreement will become effective upon the Effective Date and continue for a period of one
(1) year (the "Initial Term"). Thereafter, this Agreement will be automatically renewed for successive one (1) year periods (each such period a "Renewal Term") unless either party notifies the other in writing not less than forty-five (45) days prior to the end of the then-current term of its intention to terminate this Agreement as of the end of such term.

         5.2 TERMINATION FOR BREACH. This Agreement will terminate in the event a party materially breaches any material term, condition or representation of this Agreement or materially fails to perform any of its material obligations or undertakings hereunder, and fails to remedy such default within thirty (30) days after being notified by the non-breaching party of such breach or failure; provided, however, that the non-breaching party will not unreasonably withhold or delay its consent to extend the cure period if the breach is such that it cannot reasonably be cured within 30 days and the breaching party has commenced cure during the thirty-day notice period and diligently pursues cure of the breach in good faith.

         5.3 EFFECTS OF TERMINATION. Upon expiration or termination of this
Agreement:

                  (a) IPIX will cease all use of the Company Marks; and

                  (b) Company will cease all use of the IPIX Marks, the IPIX Technology and the IPIX Images and shall purge all IPIX Technology and IPIX Images from its servers.

         5.4 SURVIVAL OF CERTAIN TERMS. The provisions of Sections 4.1(a), 4.2(a)(i), 4.2(b)(i), 4.3, 5.3, 5.4, 6, 7, 8, 9 and 10 will survive the expiration or termination of this Agreement for any reason. All other rights and obligations of the parties will cease upon expiration or termination of this Agreement.

6.       CONFIDENTIALITY

         6.1 DEGREE OF CARE. Each party agrees to treat the other party's Confidential Information with the same degree of care as it maintains its own information of a similar nature. Without limiting the foregoing, each party will use at least the same procedures and degree of care which it uses to protect the confidentiality of its own confidential information of like importance, and in no event less than reasonable care.

7.       REPRESENTATIONS AND WARRANTIES

         7.1 Each party represents and warrants to the other that:

                  (a) it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation set forth above and is duly qualified and authorized to do business as a foreign corporation in good standing in all jurisdictions in which the nature of its assets or business requires such qualification;

                  (b) it has full right, power and authority to enter into this Agreement and to perform all of its obligation hereunder;

                  (c) its execution, delivery and performance of this Agreement have been duly and properly authorized by all necessary actions and this Agreement constitutes its valid and binding obligation, enforceable against it in accordance with its terms; and

                  (d) its execution, delivery and performance of this Agreement will not, with or without the giving of notice or passage of time, or both, conflict with, or result in a default or loss of rights under, any provision of its certificate of incorporation or by-laws or any other material agreement or understanding to which it is a party or by which it or any of its material properties may be bound.

         7.2 DISCLAIMER. THE WARRANTIES PROVIDED BY THE PARTIES HEREIN ARE THE ONLY WARRANTIES PROVIDED BY THE PARTIES WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT. SUCH WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES BY THE PARTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT.

8.       INDEMNIFICATION

         8.1 Each party (the "Indemnifying Party") will indemnify, defend and hold harmless the other party and its officers, directors, agents, employees, successors and permitted assigns (hereinafter collectively the "Indemnified Party") from and against any and all losses, claims, suits, proceedings, liabilities, expenses (including reasonable attorneys' fees and expenses), causes of action, damages and costs (collectively "Claims") arising out of or in connection with the breach, potential breach or inaccuracy of, or failure to comply with, any of the representations and warranties contained in Section 8 on the part of the indemnifying Party.

         8.2 Any Indemnified Party entitled to indemnification under this Section will give prompt notice to the indemnifying Party of any Claim with respect to which it seeks indemnification, but the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability except to the extent that it is actually prejudiced by such delay. The Indemnifying Party shall assume, at its sole cost and expense, the defense of such Claim with counsel reasonably satisfactory to the Indemnified Party. The Indemnifying Party will not be subject to any liability for any settlement made without its consent. The Indemnifying Party shall not, without consent of the Indemnified Party, effect any settlement or discharge or consent to the entry of any judgment, unless such settlement or judgment includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a general release from all liability in respect of such claim or litigation.

9.       LIMITATION OF LIABILITY

         EXCEPT WITH RESPECT TO EACH PARTY'S INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 9 OR A BREACH BY EITHER PARTY OF ITS OBLIGATIONS DESCRIBED IN
SECTION 2.3, 2.4 OR 7, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR LOST PROFITS OR ANY FORM OF INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER FROM ANY CAUSES OF ACTION OF ANY KIND WITH RESPECT TO THIS AGREEMENT WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, AND WHETHER OR NOT THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

10.      GENERAL PROVISIONS

         10.1 INDEPENDENT CONTRACTORS. The relationship of IPIX and Company established by this Agreement is that of independent contractors, and nothing contained in this Agreement will be construed to (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint undertaking, or (iii) allow either party to create or assume any obligation on behalf of the other for any purpose whatsoever. All financial and other obligations associated with a party's business are the sole responsibility of that party.

         10.2 ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged.

         10.3 NOTICES. Any notice required or permitted by this Agreement will be deemed given if sent by prepaid overnight courier, addressed to the other party at the address set forth above or at such other address for which such party gives notice hereunder. Delivery will be deemed effective one (1) day after deposit with the overnight courier.

         10.4 FORCE MAJEURE. Nonperformance of either party will be excused to the extent that performance is rendered impossible by storm, lockout or other labor trouble, riot, war, rebellion, strike, fire, flood, accident or other act of God, governmental acts, orders or restrictions, or any other reason where failure to perform is beyond the control and not caused by the gross negligence or willful misconduct of the non-performing party

         10.5 NON-ASSIGNABILITY AND BINDING EFFECT. Except as expressly provided herein, this Agreement may not be assigned or transferred, or may any right or obligation hereunder be assigned or delegated, to a third party by either party without the prior written consent of the other party hereto. Notwithstanding the foregoing, either party may assign this Agreement or assign or delegate its rights and obligations under this Agreement to a successor to all or substantially all of its business or assets relating to this Agreement whether by sale, merger, operation of law or otherwise. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

         10.6 MODIFICATION; WAIVER. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default.

         10.7 HEADINGS. The headings to the sections and subsections of this Agreement are included merely for convenience of reference and will not affect the meaning of the language included therein.

         10.8 SEVERABILITY. In the event that it is determined by a court of competent jurisdiction as part of a final nonappealable ruling, government action or binding arbitration, that any provision of this Agreement (or part thereof) is invalid, illegal, or otherwise unenforceable, such provision will be enforced as nearly as possible in accordance with the stated intention of the parties, while the remainder of this Agreement will remain in full force and effect and bind the parties according to its terms. To the extent any provision (or part thereof) cannot be enforced in accordance with the stated intentions of the parties, such provision (or part thereof) will be deemed not to be a part of this Agreement.

         10.9 COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed by exchange of signature pages by facsimile and/or in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument.

         10.10 GOVERNING LAW.This Agreement shall be construed in accordance with the laws of the State of California and the parties agree to submit to personal jurisdiction and venue in the appropriate courts of the State of California.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.




INTERNET PICTURES CORPORATION                ISUCCEED.COM, A DIVISION OF
                                                       ENTREPORT CORPORATION

/s/ illegible                                /s/ William A. Shue
----------------------------------           -----------------------------------
By:                                          By: William A. Shue
   -------------------------------           Title: President
Title:
       ---------------------------